SCHEDULE A


NAMES OF FUNDS AND CLASSES                       DATE PLAN ADOPTED

ICON Core Equity Fund (formerly ICON Fund)
Class C                                            May 16, 2000
Class I                                            May 16, 2000

ICON Bond Fund
Class C                                            May 14, 2002
Class I                                            May 14, 2002

ICON Equity Income Fund
Class C                                            May 14, 2002
Class I                                            May 14, 2002

ICON Covered Call Fund
Class C                                            May 14, 2002
Class I                                            May 14, 2002

ICON Long/Short Fund
Class C                                            May 14, 2002
Class I                                            May 14, 2002



Dated:  September 1, 2002